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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     _____________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 26, 1995
                Date of report (Date of earliest event reported)
                     _____________________________________



                      MEDICINE SHOPPE INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)




   Delaware                        0-13008                       43-0950846
(State or other                   (Commission                  (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


1100 North Lindbergh Boulevard, St. Louis, Missouri                   63132
  (Address of principal executive offices)                          (Zip Code)


                                 (314) 993-6000
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

        On August 28, 1995, Medicine Shoppe International, Inc. ("MSI") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cardinal Health, Inc. ("Cardinal") providing for the merger of a wholly-owned subsidiary of Cardinal established for such purpose with and into MSI. Pursuant to the Merger Agreement, MSI, as the surviving corporation in the merger, will become a wholly-owned subsidiary of Cardinal. A copy of MSI's press release dated August 28, 1995 announcing the execution of the Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements - not applicable

(b)       Pro Forma Financial Information - not applicable

(c)       Exhibits - See Exhibit Index on page 4 hereof.





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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  August 31, 1995

                                  MEDICINE SHOPPE INTERNATIONAL, INC.



                                  By: /s/ Donald C. Schreiber
                                      ------------------------------------------
                                      Vice-President and Chief Financial Officer






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                                 EXHIBIT INDEX



Exhibit No.                                Exhibit
-----------                                -------
   99.1                      Press Release dated August 28, 1995





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